INVESCO STRATEGIC PORTFOLIOS, INC.

                            Supplement to Prospectus
                               dated March 1, 1997


The section of the Fund's Prospectus entitled "The Fund and Its Management" is amended to (1) delete the sixth paragraph and (2) substitute the following new paragraphs in its place:

Financial Services: Co-portfolio manager since March 1997 and portfolio manager since 1996, Daniel B. Leonard. Mr. Leonard also serves as co-portfolio manager of the Gold and Technology Portfolios. He joined INVESCO in 1975, and was appointed successively portfolio manager (1977-1983; 1985-1991) and senior vice president (1975-1983; 1985-1991) of INVESCO Funds Group, Inc., as well as vice president (1977-1983) and senior vice president (1991 to present) of INVESCO Trust Company. Mr. Leonard earned a B.A. from Washington & Lee University. He began his investment career in 1960.

     Co-portfolio manager since March 1997, Jeffrey G. Morris. Mr. Morris also serves as the portfolio manager of the Utilities Portfolio and the INVESCO VIF-Utilities Portfolio. Mr. Morris joined INVESCO in 1991, served as a research analyst from 1994 to 1995 and became a vice president in 1997. He earned a B.S. from Colorado State University. He is a Chartered Financial Analyst.

The date of this supplement is March 3, 1997.